John Hancock Variable Insurance Trust

Supplement dated September 30, 2020 to the current

Prospectus (the “Prospectus”), as may be supplemented

American Growth Trust (the “fund”)

The following amends and restates the portfolio manager information under the heading “Portfolio management”:

Dylan Yolles Vice President; Partner – Capital International Investors Managed fund since 2020	Paul Benjamin Partner – Capital World Investors Managed fund since 2018	Mark L. Casey Partner – Capital International Investors Managed fund since 2017
Anne-Marie Peterson Partner – Capital World Investors Managed fund since 2018	Andraz Razen Partner – Capital World Investors Managed fund since 2012	Alan J. Wilson Partner – Capital World Investors Managed fund since 2014

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to update the disclosure relating to Dylan Yolles, and remove Michael T. Kerr, as one of the Portfolio Managers of Growth Fund, a series of American Funds Insurance Series, the master fund of which American Growth Trust is a feeder.

Portfolio Manager	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Dylan Yolles Vice President	Partner – Capital International Investors; Investment professional for 23 years in total; 20 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund and Growth Fund

American Growth-Income Trust (the “fund”)

The following amends and restates the portfolio manager information under the heading “Portfolio management”:

Donald D. O’Neal Co-President and Trustee Partner - Capital International Investors Managed fund since 2005	Keiko McKibben Vice President; Partner - Capital Research Global Investors Managed fund since 2014	Dylan Yolles Vice President; Partner - Capital International Investors Managed fund since 2005
Charles E. Ellwein Partner - Capital Research Global Investors Managed fund since 2015	J. Blair Frank Partner - Capital Research Global Investors Managed fund since 2006	William L. Robbins Partner - Capital International Investors Managed fund since 2011

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to remove Claudia P. Huntington as one of the Portfolio Managers of Growth-Income Fund, a series of American Funds Insurance Series, the master fund of which American Growth-Income Trust is a feeder.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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John Hancock Variable Insurance Trust

Supplement dated September 30, 2020 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

Capital Research and Management Company (“CRMC”)

The section under, “APPENDIX B - DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS” is amended and restated as follows to the extent that it relates to the portfolio managers of American Growth Trust and American Growth-Income Trust (the “funds”):

Portfolio manager fund holdings and management of other accounts — Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. Each portfolio manager has determined that variable insurance or annuity contracts do not meet his or her current needs. Consequently, none of the portfolio managers holds any investments that hold shares of the funds.

The following table reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Unless otherwise noted, the following tables reflect information as of December 31, 2019:

American Growth Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Dylan Yolles*	3	$149.1	1	$0.17	None	None
Paul Benjamin	2	$269.2	2	$0.26	None	None
Mark L. Casey	3	$437.9	3	$0.68	None	None
Anne-Marie Peterson	1	$200.8	1	$0.11	None	None
Andraz Razen	3	$346.9	3	$6.97	None	None
Alan J. Wilson	3	$490.1	3	$0.67	None	None
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American Growth-Income Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Donald D. O’Neal	2	$303.8	3	$1.03	None	None
Keiko McKibben	None	None	None	None	None	None
Dylan Yolles	2	$111.7	1	$0.14	None	None
Charles Ellwein	1	$63.0	1	$0.14	None	None
J. Blair Frank	1	$200.8	1	$0.11	None	None
William L. Robbins	20	$115.7	1	$0.14	1,259	$14.41

*	Information is as of October 1, 2020.

[1]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

[2]	Personal brokerage accounts of portfolio managers and their families are not reflected.

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the funds as of December 31, 2019 (as of October 1, 2020 for Mr. Yolles with respect to American Growth Trust).

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

You should read this Supplement in conjunction with the SAI and retain it for future reference.

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